FINANCIAL INVESTORS TRUST

RiverFront Asset Allocation Growth & Income

(the “Fund”)

SUPPLEMENT DATED DECEMBER 8, 2023 TO THE PROSPECTUS, SUMMARY PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED FEBRUARY 28, 2023, AS SUPPLEMENTED

Effective November 30, 2023, Scott Hays no longer serves as portfolio manager of the Fund. Effective as of the same date, Adam Grossman and Kevin Nicolson became portfolio managers of the Fund. Accordingly, all references to Mr. Hays in the Summary Prospectus, Prospectus, and Statement of Additional Information are hereby deleted.

In addition, the following changes to the Fund’s Summary Prospectus, Prospectus, and SAI are effective immediately:

Summary Prospectus/Prospectus

The section titled “Portfolio Managers” in the Summary Prospectus and the summary section of the Prospectus is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

Adam Grossman, CFA, and Kevin Nicholson, CFA, have served as co-portfolio managers of the Fund since November 2023, and have responsibility for the day-to-day management of the Fund’s portfolio.

Prospectus

The information contained in the “THE PORTFOLIO MANAGERS – The RiverFront Asset Allocation Growth & Income Fund” section of the Prospectus is deleted and replaced with the following:

The RiverFront Asset Allocation Growth & Income Fund

Adam Grossman, CFA, and Kevin Nicholson, CFA, are the Fund’s portfolio managers and are primarily responsible for portfolio decisions and day-to-day management.

The individuals listed below are members of the investment management team at RiverFront that manages the Fund’s investments. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below. Adam Grossman, CFA, and Kevin Nicholson, CFA, have been portfolio managers since November 2023.

Portfolio Managers	Past 5 Years’ Business Experience
Adam Grossman, CFA(1)	Mr. Grossman is the firm’s Global Equity CIO and Co-Head of the Investment Committee. Mr. Grossman brings over a decade’s worth of industry experience in quantitative investing, risk management and portfolio analytics. Prior to joining RiverFront, Mr. Grossman worked at the Virginia Retirement System (VRS), where he managed International Equity and REIT Portfolios and developed research on equity selection and portfolio construction. He began his investment career as a fixed income analyst at VRS. Mr. Grossman earned a BS from Baldwin-Wallace College with a double major in Mathematical Economics and Finance, and an MA in Financial Economics from Virginia Commonwealth University. He received his CFA designation in 2009.
Kevin Nicholson, CFA(1)	Kevin serves as Global Fixed Income CIO and is Co-Head of the Investment Committee. He previously served as the Chief Market Strategist and was responsible for raising and deploying cash in the portfolios, as well as determining which asset classes to use as funding or investment sources when making the tactical allocation decisions in the RiverFront strategies. Kevin’s career has spanned over 30 years and during that time he has served in various capacities in trading, portfolio management and risk management. He joined RiverFront in 2010 and served as the senior Fixed Income Portfolio Manager for 2 years and the Chief Risk Officer for 4 years. Kevin earned a BA in Business and Economics from Randolph-Macon College and an MBA and a Master’s in Decision Analytics from Virginia Commonwealth University. He earned his Chartered Financial Analyst® designation in 2014

(1)	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

Statement of Additional Information

The following row is added to the “Other Accounts Managed by Portfolio Managers” table under the section titled “PORTFOLIO MANAGERS” (with the following information as of November 30, 2023):

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
RiverFront Asset Allocation Growth & Income
Adam Grossman, CFA	4	$236	N/A	N/A	16,582	$8,183
Kevin Nicholson, CFA	2	$137	N/A	N/A	16,582	$8,183

The following row is added to the “Ownership of Securities” table under the section titled “PORTFOLIO MANAGERS” (with the following information as of November 30, 2023):

Portfolio Manager	Dollar Range of Ownership of Securities
RiverFront Asset Allocation Growth & Income
Adam Grossman	Over $100,000
Kevin Nicholson	$10,000 - $50,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE